                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    June 30, 2004
                                                    ----------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





          Delaware                    0-50158                   47-0863558
          --------                    -------                   ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


     580 Kirts Blvd., Suite 300, Troy            Michigan         48084
     --------------------------------            --------         -----
 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       (248) 712-7000
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEMS 1-6.        NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         NOT APPLICABLE.

         (c)               EXHIBITS.

                            99.1    Press Release issued June 30, 2004.

ITEMS 8-11.       NOT APPLICABLE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 30, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its financial results for the quarter ended May 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANK'S NURSERY & CRAFTS, INC.


Date: June 30, 2004                      By: /s/ Alan Minker
                                            ---------------------------
                                         Alan Minker
                                         Interim Chief Operating Officer,
                                         Senior Vice President, Chief Financial
                                                Officer and Treasurer

                                 EXHIBIT INDEX

Exhibit           Description

99.1           Press Release issued June 30, 2004